                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Filed by the Registrant /X/
         Filed by a party other than the Registrant / /

         Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
             14a-6(e)(2))
         |X| Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-12

                             ON-SITE SOURCING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------
        (4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

        (5)      Total fee paid:

                 ---------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

                 ---------------------------------------------------------------
        (2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
        (3)      Filing Party:

                 ---------------------------------------------------------------
        (4)      Date Filed:

                 ---------------------------------------------------------------

                             ON-SITE SOURCING, INC.
                             832 NORTH HENRY STREET
                           ALEXANDRIA, VIRGINIA 22314
                                 (703) 276-1123
                                                                   April 2, 2002
Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2002 Annual Meeting of Stockholders of On-Site Sourcing, Inc. We will hold the Annual Meeting on April 30, 2002 at 8:00 a.m. Eastern Time at 832 North Henry Street, Arlington, Virginia 22314.

         Enclosed with this letter is a Notice of Annual Meeting, a Proxy Statement, a proxy card and a return envelope, as well as our 2001 Annual Report. Both the Notice of Annual Meeting and the Proxy Statement provide details of the business that will be conducted at the Annual Meeting and other information about On-Site Sourcing, Inc.

         Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

                                             Sincerely,

                                             /s/ Christopher J. Weiler

                                             Christopher J. Weiler
                                             Chief Executive Officer


                             YOUR VOTE IS IMPORTANT
    Please sign, date and return your proxy card before the Annual Meeting.

                             ON-SITE SOURCING, INC.
                             832 NORTH HENRY STREET
                           ALEXANDRIA, VIRGINIA 22314


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ---------------------------------------
                          Date: Tuesday, April 30, 2002
                          Time: 8:00 a.m. Eastern Time
                        Location: On-Site Sourcing, Inc.
                             832 North Henry Street
                           Alexandria, Virginia 22314
                    ---------------------------------------


Dear Stockholders,

         At the 2002 Annual Meeting we will ask you to vote on the following proposals, together with any other business that may properly come before the Annual Meeting:

         1.       Election of seven directors; and

         2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ending December 31, 2002.

         The accompanying Proxy Statement contains further information with respect to these matters.

         You will be able to vote your shares at the 2002 Annual Meeting if you were a stockholder of record at the close of business on March 28, 2002.

                                             By Order of the Board of Directors,

                                             /s/ Jason Parikh

                                             Jason Parikh
                                             Secretary


Alexandria, Virginia
April 2, 2002


                  YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

 PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED
     ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

                 IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO
                    WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                             ON-SITE SOURCING, INC.
                             832 NORTH HENRY STREET
                           ALEXANDRIA, VIRGINIA 22314
                                                                   April 2, 2002

                       PROXY STATEMENT FOR ANNUAL MEETING

         This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2002 Annual Meeting of On-Site Sourcing, Inc.'s stockholders. The 2002 Annual Meeting will be held on Tuesday, April 30, 2002 at 8:00 a.m. Eastern Time at 832 North Henry Street, Alexandria, Virginia 22314.

         This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

         On April 2, 2002, we began mailing information to people who, according to our records, owned shares of our common stock at the close of business on March 28, 2002.

                                TABLE OF CONTENTS

INFORMATION ABOUT THE 2002 ANNUAL MEETING AND VOTING.........................................1

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING..............................................3

STOCK OWNERSHIP..............................................................................5

THE BOARD OF DIRECTORS.......................................................................6

EXECUTIVE OFFICERS AND COMPENSATION.........................................................11

AUDIT COMMITTEE, AUDIT FEES AND AUDITOR INDEPENDENCE........................................17

OTHER INFORMATION...........................................................................18

              INFORMATION ABOUT THE 2002 ANNUAL MEETING AND VOTING

         The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting and to obtain your support on the proposals. You are invited to attend our 2002 Annual Meeting and vote your shares directly. On-Site will hold the Annual Meeting on Tuesday, April 30, 2002 at 8:00 a.m. Eastern Time at 832 North Henry Street, Alexandria, Virginia 22314. If you do not attend the Annual Meeting, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf. We refer to our company in this Proxy Statement as "On-Site," the "Company," "we" or "us."

THIS PROXY SOLICITATION

         This solicitation contains two parts: the proxy card and this Proxy Statement. The proxy card is what you use to indicate how you want your shares to be voted. This Proxy Statement provides you with information on the proposals and other matters that you may find useful in determining how to vote. On April 2, 2002, On-Site began mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of our common stock at the close of business on March 28, 2002.

         On-Site will pay for soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, mail, facsimile or otherwise, but they will not receive additional compensation for their services. On-Site also will reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock held of record by them.

VOTING YOUR SHARES

         You have one vote for each share of our common stock that you owned of record at the close of business on March 28, 2002. The number of shares you own and may vote at the Annual Meeting is listed on the enclosed proxy card. You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card. By completing and returning the proxy card, you will direct the persons designated on the proxy card (those persons are known as "proxies") to vote your shares at the Annual Meeting in accordance with your instructions. Christopher J. Weiler and Jason Parikh will serve as proxies for the Annual Meeting.

         If you are a beneficial owner and do not provide the shareowner of record with voting instructions, your shares may constitute broker non-votes. If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all of the proposals scheduled to be presented at this year's meeting. If there nevertheless are broker non-votes in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and will not be considered votes cast for the foregoing purposes. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting.

         If you decide to vote by proxy, your proxy card will be valid only if you sign, date and return it before the Annual Meeting. IF YOU COMPLETE THE PROXY CARD EXCEPT FOR THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTS FOR THE YEAR ENDING DECEMBER 31, 2002.

REVOKING YOUR PROXY

         If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

         o You may notify our Secretary, Jason Parikh, in writing addressed to: On-Site Sourcing, Inc., 832 North Henry Street, Alexandria, Virginia 22314, that you wish to revoke your proxy.

         o        You may submit a proxy dated later than your original proxy.

         o You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy. You must obtain a ballot and vote your shares at the Annual Meeting to revoke the proxy.

VOTE REQUIRED FOR APPROVAL

         PROPOSAL 1: ELECTION OF SEVEN DIRECTORS. The seven nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either for or against the nominee.

         PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent accountants. So, if you abstain from voting, it has the same effect as if you had voted against this proposal.

         QUORUM. On the record date for the Annual Meeting, March 28, 2002, 5,288,155 shares of our common stock were issued and outstanding. Our Bylaws require that a "quorum" be present at the Annual Meeting to transact business. A quorum will be present if a majority of our common stock, or 2,644,078 shares, is represented at the Annual Meeting, in person or by proxy. If a quorum is not present, a vote cannot occur. Abstentions will be counted in determining whether a quorum is present at the Annual Meeting.

ADDITIONAL INFORMATION

         The On-Site Sourcing Annual Report to Stockholders for the year ending December 31, 2001, including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report tells you how to get additional information about us.

                 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

         We will present the following two proposals at the Annual Meeting. We have described in this Proxy Statement all the proposals that we expect will be made at the Annual Meeting. If we or a stockholder properly present any other proposal to the meeting, we will use your proxy to vote your shares on the proposal as we believe is appropriate.

PROPOSAL 1:  ELECTION OF DIRECTORS

         You will elect seven directors at the Annual Meeting. The nominees for election to the Board of Directors are:

                      Christopher J. Weiler
                      Jorge R. Forgues
                      Clifford Kendall
                      Michael D. Brant
                      Michael Meyer
                      Robert W. Pivik
                      Denis Seynhaeve

         The Board of Directors has decided to reduce the size of the Board of Directors from eight to seven members effective as of the Annual Meeting. Each director will be elected to serve for a one-year term, or thereafter until his replacement is elected and qualified or until his earlier resignation or removal. Each of the seven nominees is presently a member of the Board of Directors. We have been informed that all of the nominees for election to the Board are willing to serve as directors. However, if any of the nominees is unable or unwilling to stand for election or serve if elected, the named proxies will vote for such person or persons as the Board in its discretion may choose to replace any such nominees. The Board has no reason to believe that any nominees will be unable or unwilling to stand for election or serve if elected. More detailed information about each of the nominees is presented in the section of this Proxy Statement titled "The Board of Directors." Proxies at the Annual Meeting may not be voted for more than seven directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee has recommended and the Board of Director has selected PricewaterhouseCoopers LLP of McLean, Virginia as our independent accountants for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP will serve as the principal accountant to audit the financial statements of On-Site. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the engagement of independent accountants will be reevaluated by the Board of Directors. Even if the appointment is ratified, the Board of Directors in its discretion may nevertheless appoint another firm of independent accountants at any time during the year if the Board of Directors determines that such change would be in the best interests of the stockholders and On-Site.

         Reznick Fedder & Silverman served as our independent accountants for the years ending December 31, 1996 through 2001. On March 26, 2002, we determined not to retain Reznick Fedder & Silverman as our independent accountant and determined to engage PricewaterhouseCoopers LLP as our new independent accountant. The change in independent accountants became effective March 28, 2002, subsequent to the filing of On-Site's Annual Report on Form 10-K for the year ended December 31, 2001. The decision not to retain Reznick Fedder & Silverman and to engage PricewaterhouseCoopers LLP was recommended by the Audit Committee and approved by the Board of Directors.

         Reznick Fedder & Silverman's reports on the financial statements of On-Site did not, in either of the past two fiscal years and the subsequent interim period preceding March 28, 2002, contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and the subsequent interim period preceding March 28, 2002, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC")). During our two most recent fiscal years and the subsequent interim period preceding March 28, 2002, there were no disagreements with Reznick Fedder & Silverman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During our two most recent fiscal years and the subsequent interim period preceding March 28, 2002, we did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         We provided Reznick Fedder & Silverman with a copy of the disclosures set forth in this proposal in advance of the day that this Proxy Statement was filed by us with the SEC. We have filed as an exhibit to a Current Report on Form 8-K a copy of Reznick Fedder & Silverman's letter stating its agreement with such statements.

         Representatives of Reznick Fedder & Silverman and PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS ON-SITE'S INDEPENDENT ACCOUNTANTS.

                                 STOCK OWNERSHIP

         There were a total of 5,288,155 shares of our common stock outstanding on March 28, 2002.

         The following table sets forth how many shares were owned on that date by (1) each person or group who beneficially owns more than five percent (5%) of the outstanding shares of our common stock; (2) each director and named executive officer, individually, and (3) the directors and executive officers as a group. In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than five percent (5%) of the outstanding shares of our common stock pursuant to Section 13(d) or 13(g) of the Securities Act of 1934, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information which we considered to be accurate and complete. Unless otherwise noted, the business address of each of the following is 832 North Henry Street, Alexandria, Virginia 22314.


                                                                      NUMBER OF      PERCENT OF
NAME OF BENEFICIAL OWNER                                               SHARES          SHARES
------------------------                                              ---------      ----------

Christopher Weiler (1)..........................................        381,975           6.7%
Arne Christensen (2)............................................        258,440           4.7%
Jason Parikh (3)................................................        107,867           2.0%
Denis Seynhaeve (4).............................................        587,000          10.0%
Clifford Kendall (5)............................................         67,430           1.3%
Michael Brant (6)...............................................          7,667           *
Jorge Forgues (7)...............................................         50,000           *
Charles Millar (8)..............................................         76,000           1.4%
Michael Meyer (9)...............................................          5,000           *
Robert Pivik....................................................              0           *
John Sabanosh (10)..............................................         75,375           1.4%
All executive officers and directors as a group (11 persons)....      1,616,754          23.4%

-------------------

*        Less than 1%.

(1) Includes 15,750 shares subject to options that are exercisable currently or exercisable within 60 days.

(2) Includes 177,000 shares subject to options that are exercisable currently or exercisable within 60 days.

(3) Includes 84,167 shares subject to options that are exercisable currently or exercisable within 60 days.

(4) Includes 50,000 shares subject to options that are exercisable currently or exercisable within 60 days.

(5) Includes 5,000 shares subject to options that are exercisable currently or exercisable within 60 days.

(6) Includes 6,667 shares subject to options that are exercisable currently or exercisable within 60 days.

(7) Includes 50,000 shares subject to options that are exercisable currently or exercisable within 60 days.

(8) Includes 72,500 shares subject to options that are exercisable currently or exercisable within 60 days.

(9) Includes 5,000 shares subject to options that are exercisable currently or exercisable within 60 days.

(10) Includes 68,575 shares subject to options that are exercisable currently or exercisable within 60 days.

                             THE BOARD OF DIRECTORS

         We have set forth below certain information for each of the members of our Board of Directors. Each of the following directors has been nominated for re-election to the Board at the Annual Meeting except for Charles B. Millar, who is not standing for re-election:

--------------------------------------------------------------------------------

CLIFFORD KENDALL

AGE                                 70

DIRECTOR SINCE:                     August 2001

PRINCIPAL OCCUPATION                Retired since December 1997

RECENT BUSINESS EXPERIENCE:         From 1968 until December 1997, Mr. Kendall
                                    was the Chairman and Chief Executive Officer
                                    of Computer Data Systems, an information
                                    technology services company, which has since
                                    merged with Affiliated Computer Services. In
                                    August 2001, the Board of Directors elected
                                    Mr. Kendall as our Chairman of the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS: Affiliated Computer Services; Washington
                                    Real Estate Investment Trust; VSE
                                   Corporation

--------------------------------------------------------------------------------

CHRISTOPHER J. WEILER

AGE:                                39

DIRECTOR SINCE:                     December 1992

PRINCIPAL OCCUPATION:               President, Chief Executive Officer, and
                                    Director, On-Site Sourcing, Inc.

RECENT BUSINESS EXPERIENCE:         Mr. Weiler founded On-Site in January 1993
                                    and has served as President, Chief Executive
                                    Officer and a director since that time. From
                                    July 1998 until May 2000, Mr. Weiler served
                                    as our Chairman of the Board. Mr. Weiler
                                    graduated from the United States Naval
                                    Academy in 1985 and served in the United
                                    States Navy as a surface warfare officer and
                                    as a Navy Senate Liaison Officer in
                                    Washington, D.C. from 1989 until 1991. Mr.
                                    Weiler also worked for Pitney Bowes
                                    Management Services as a manager from 1991
                                    to 1993.

OTHER PUBLIC COMPANY DIRECTORSHIPS: None

--------------------------------------------------------------------------------


                                        6


--------------------------------------------------------------------------------

MICHAEL D. BRANT

AGE:                                54

DIRECTOR SINCE:                     May 2001

PRINCIPAL OCCUPATION:               Chief Executive Officer and President,
                                    iDoxSolutions, Inc.

RECENT BUSINESS EXPERIENCE:         Since its founding in October 2001, Mr.
                                    Brant has been the President of eiStream
                                    Government Solutions, Inc., a provider of
                                    work process automation solutions. From
                                    January 2001 until September 2001, Mr. Brant
                                    was the CEO of iDoxSolutions, Inc., a
                                    digital asset management provider
                                    headquartered in Chevy Chase, Maryland. From
                                    1993 until December 2000, Mr. Brant was the
                                    CEO and President of DoxSys, Inc., a company
                                    he founded to provide imaging and workflow
                                    products and services. Before then, Mr.
                                    Brant spent 21 years at Xerox Corporation in
                                    various sales and marketing positions,
                                    concluding his tenure as Vice President of
                                    the Custom Systems Division.

OTHER PUBLIC COMPANY DIRECTORSHIPS: None

--------------------------------------------------------------------------------

JORGE R. FORGUES

AGE:                                47

DIRECTOR SINCE:                     July 1996

PRINCIPAL OCCUPATION:               Chief Operating Officer and Chief Financial
                                    Officer, Inter.net

RECENT BUSINESS EXPERIENCE:         Mr. Forgues has served as Chief Operating
                                    Officer and Chief Financial Officer of
                                    Inter.net, a worldwide internet access
                                    provider sold by PSINet Inc. since April
                                    2000. From August 1999 until April 2000, Mr.
                                    Forgues served as Vice President - Finance
                                    for PSINet's Latin America region. From 1996
                                    until August 1999, Mr. Forgues served in the
                                    position of Senior Vice President of Finance
                                    and Administration, Chief Financial Officer
                                    and Treasurer of Treev Inc. (formerly
                                    Network Imaging Corporation), a Herndon,
                                    Virginia based, publicly traded, imaging and
                                    knowledge management software developer.
                                    From October 1993 until April 1996, Mr.
                                    Forgues was Vice President of Finance and
                                    Administration, Chief Financial Officer and
                                    Treasurer of Globalink, Inc., a Fairfax,
                                    Virginia based, publicly traded, machine
                                    translation software company.

OTHER PUBLIC COMPANY DIRECTORSHIPS: None

--------------------------------------------------------------------------------


                                        7


--------------------------------------------------------------------------------

MICHAEL MEYER

AGE:                                54

DIRECTOR SINCE:                     August 2001

PRINCIPAL OCCUPATION                Retired since February 2001

RECENT BUSINESS EXPERIENCE:         Mr. Meyer served as President and Chief
                                    Operating Officer of Collaborex, a business
                                    to business hosted service company, from
                                    August 2000 until February 2001. From 1993
                                    until August 2000, he served as President
                                    and Chief Executive Officer of Cap Gemini
                                    America, a management and information
                                    technology consulting firm. Prior to joining
                                    Cap Gemini America, Mr. Meyer co-founded and
                                    served as Senior Vice President for
                                    Technology Solutions Company, an e-Business
                                    consulting and systems integration firm.

OTHER PUBLIC COMPANY DIRECTORSHIPS: None

--------------------------------------------------------------------------------

CHARLES B. MILLAR

AGE:                                41

DIRECTOR SINCE:                     August 1996

PRINCIPAL OCCUPATION:               Vice President, Johnston, Lemon & Co., Inc.

RECENT BUSINESS EXPERIENCE:         Mr. Millar has served as Vice President of
                                    the Washington D.C. investment-banking firm
                                    of Johnston, Lemon & Co., Inc. since 1991.
                                    From May 2000 until August 2001, Mr. Millar
                                    served as our Chairman of the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS: None

--------------------------------------------------------------------------------

ROBERT PIVIK

AGE:                                64

DIRECTOR SINCE:                     March 2002

PRINCIPAL OCCUPATION                Retired since November 2001

RECENT BUSINESS EXPERIENCE:         Mr. Pivik served as Chief Operating Officer
                                    of Howrey Simon Arnold & White, a law firm
                                    based in Washington, D.C., from June 2000
                                    until November 2001. From October 1996 until
                                    November 2001, Mr. Pivik was retired. From
                                    1959 until October 1996, Mr. Pivik was a
                                    partner with Deloitte & Touche. He held
                                    several different positions with Deloitte &
                                    Touche, including Regional Managing Partner
                                    for the mid-Atlantic area, and Chief
                                    Financial Officer.

OTHER PUBLIC COMPANY DIRECTORSHIPS: None

--------------------------------------------------------------------------------


                                        8

--------------------------------------------------------------------------------

DENIS SEYNHAEVE

AGE:                                45

DIRECTOR SINCE:                     July 1999

PRINCIPAL OCCUPATION:               President, Delmag Ventures, Inc.

RECENT BUSINESS EXPERIENCE:         Mr. Seynhaeve has served as President of
                                    Delmag Ventures, Inc. since its inception in
                                    1993. Since 1993, Mr. Seynhaeve has invested
                                    in a number of businesses located in the
                                    Mid-Atlantic region. From 1985 to 1992, Mr.
                                    Seynhaeve managed the U.S. subsidiary of
                                    Delsey Luggage, Inc.

OTHER PUBLIC COMPANY DIRECTORSHIPS: None

--------------------------------------------------------------------------------

BOARD ORGANIZATION AND MEETINGS

         BOARD OF DIRECTORS. Regular meetings of the Board of Directors are normally held every three months. During 2001, the Board of Directors held four meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served.

         AUDIT COMMITTEE. The Audit Committee reviews our financial statements to confirm that they fairly reflect our financial condition and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee also recommends independent accountants to the Board of Directors, reviews the scope of the audit function of the independent accountants and reviews audit reports rendered by the independent accountants. Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met three times in 2001. Additional information regarding the Audit Committee can be found in the section of this proxy statement titled "Audit Committee, Audit Fees and Auditor Independence" beginning on page 17. The members of the Audit Committee are: Jorge R. Forgues (Chairman), Clifford Kendall and Denis Seynhaeve. Charles Millar served as a member of the Audit Committee during fiscal year 2001 until August 2001.

         COMPENSATION COMMITTEE. The Compensation Committee determines the compensation of the officers of On-Site. The Compensation Committee met three times in 2001. The members of the Compensation Committee are: Clifford Kendall (Chairman), Jorge R. Forgues, Michael D. Brant and Michael Meyer. Charles Millar served as the Chairman of the Compensation Committee during fiscal year 2001 until October 2001 and Christopher Weiler served as a member of the Compensation Committee during fiscal year 2001 until October 2001.

DIRECTOR COMPENSATION

         Directors currently receive $1,000 for each meeting they attend plus reimbursement of reasonable expenses incurred in attending meetings. Directors who also serve as officers do not receive separate compensation, cash or otherwise, for their service as directors. The following table identifies options that we have granted to non-employee directors since January 1, 2001.

                                                 NUMBER OF
                                                   SHARES
                                                 UNDERLYING       EXERCISE
          NON-EMPLOYEE DIRECTOR                  OPTIONS (#)      PRICE ($)
          ---------------------                  -----------      ---------
          Charles Millar ...................       50,000          $1.31
          Jorge Forgues ....................       40,000          $1.31
          Denis Seynhaeve ..................       40,000          $1.31
          Michael Brant ....................       20,000          $1.65
          Michael Meyer ....................       20,000          $2.65
          Clifford Kendall .................       20,000          $2.65

                       EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS

         We set forth below certain information about our executive officers, except for Mr. Weiler, whose information is found on page 6.

--------------------------------------------------------------------------------
JASON PARIKH                        CHIEF FINANCIAL OFFICER AND SECRETARY

AGE:                                31

OFFICER SINCE:                      2000

POSITION(S) HELD AT COMPANY:        Mr. Parikh has been our Chief Financial
                                    Officer and Secretary since May 2000. Mr.
                                    Parikh served as our Controller from July
                                    1997 to May 2000.

PREVIOUS BUSINESS EXPERIENCE:       From July 1994 until July 1997, Mr. Parikh
                                    was Controller of Shirt Explosion Inc., a
                                    clothing manufacturer. From January 1996
                                    until July 1997, he worked as an accountant
                                    for Reznick Fedder & Silverman PC, an
                                    accounting firm.

--------------------------------------------------------------------------------
BRIAN LEYDET                        EXECUTIVE VICE PRESIDENT OF OPERATIONS

AGE:                                41

OFFICER SINCE:                      2001

POSITION(S) HELD AT COMPANY:        Mr. Leydet has been Executive Vice President
                                    of Operations since joining On-Site in
                                    October 2001.

PREVIOUS BUSINESS EXPERIENCE:       From July 1995 until October 2001, Mr.
                                    Leydet served in various capacities with
                                    IKON Office Solutions, Inc., a provider of
                                    products and services that help businesses
                                    communicate. His positions at IKON included
                                    Managing Partner of the Norfolk, Virginia
                                    operation, Managing Partner of Virginia, and
                                    most recently as Senior General Manager of
                                    Southeast Virginia. From 1988 through 1993,
                                    Mr. Leydet was Founder, President and Chief
                                    Executive Officer of Professional Blue
                                    Prints, Inc., a reprographics and document
                                    management company, and from 1993 until 1995
                                    was Founder, President and Chief Executive
                                    Officer of Blue-Prints, Inc., a
                                    reprographics and document management
                                    company. From 1986 until 1988, Mr. Leydet
                                    served as General Manager of Rowely and
                                    Scher Reprographics Inc., a reprographics
                                    company.

--------------------------------------------------------------------------------
ARNE CHRISTENSEN                    EXECUTIVE VICE PRESIDENT OF SALES AND
                                    MARKETING

AGE:                                35

OFFICER SINCE:                      2001

POSITION(S) HELD AT COMPANY         Mr. Christensen has been our Executive Vice
                                    President of Sales and Marketing since June
                                    2001. From 1995 until June 2001
                                    Mr. Christensen worked in our sales and
                                    marketing department as an Account Manager.

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information concerning compensation paid by the Company with respect to the years ending December 31, 2001, 2000 and 1999 to Christopher Weiler, On-Site's President and Chief Executive Officer, and to each of On-Site's executive officers whose aggregate cash compensation exceeded $100,000 for the year ending December 31, 2001. We refer to these individuals as the "named executive officers" elsewhere in this Proxy Statement.

                                                     ANNUAL COMPENSATION
                                                     -------------------               LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                                                       SECURITIES
           NAME AND              FISCAL                             OTHER ANNUAL       UNDERLYING      ALL OTHER
      PRINCIPAL POSITION          YEAR      SALARY       BONUS      COMPENSATION      OPTIONS (#)     COMPENSATION
      ------------------          ----      ------       -----      ------------      -----------     ------------

Christopher Weiler . . . . .      2001     $231,250     $25,000            -                   -              -
   President and Chief            2000      178,333      80,000            -              75,000              -
   Executive Officer              1999      150,707      15,000            -                   -              -

Jason Parikh (1) . . . . . . .    2001      130,000      27,000            -              50,000              -
   Chief Financial                2000      109,873           -            -              25,000              -
   Officer and Secretary          1999       72,600           -            -              10,000              -

Arne Christensen (2) . . . .      2001      267,500           -            -              16,000              -
   Executive Vice President       2000      240,000           -            -              20,000              -
   of Sales and Marketing         1999      205,700           -            -                   -              -

John Sabanosh (3) . . . . . .     2001      128,000       2,227            -                   -              -
   Vice President, Operations     2000      128,000       5,000            -                   -              -
                                  1999      112,146           -            -              15,000              -

------------------

(1) Mr. Parikh replaced Mr. Alfred Duncan as Chief Financial Officer in May 2000. From July 1997 until May 2000, Mr. Parikh served as our Controller.
(2) Mr. Christensen replaced Mr. Allen Outlaw in June 2001 as Executive Vice President of Sales and Marketing. From 1995 until June 2001, Mr. Christensen worked in our sales and marketing department as an Account Manager.
(3) Mr. Sabanosh ceased to be a named executive officer in December 2001 and is now Vice President of Government Sales.

         We also have an employee-funded 401(k) plan that does not receive matching funds from On-Site.

INFORMATION REGARDING OPTIONS GRANTED TO AND HELD BY THE NAMED EXECUTIVE
OFFICERS

         Options for 66,000 shares were granted to named executive officers during the year ending December 31, 2001. The following table provides information as to grants of stock options made during the year ending December 31, 2001, to each of the named executive officers. No stock appreciation rights with respect to the shares were outstanding at such date.

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION FOR
                                                                                                       OPTION TERM (3)
                                NUMBER OF                                                          ----------------------
                               SECURITIES      PERCENT OF TOTAL
                               UNDERLYING       OPTIONS GRANTED
                                 OPTIONS        TO EMPLOYEES IN       EXERCISE
           NAME                GRANTED (1)      FISCAL YEAR (2)     PRICE ($/SH)    EXPIRATION DATE     5%          10%
           ----                -----------      ---------------     ------------    ---------------     --          ---

Christopher Weiler......             -                    -                 -                  -            -           -
Jason Parikh............        50,000 (4)              9.3%            $1.51           05/14/06      $20,859     $46,094
Arne Christensen........        16,000 (5)              3.0%             2.45           06/11/06       10,830      23,932
John Sabanosh...........             -                    -                 -                  -            -           -

------------------------

(1) These stock options entitle the holder to purchase shares of our common stock at an exercise price equal to the fair market value per share of our common stock as of the date the option was granted.
(2) During the year 2001, 539,500 options were granted to employees, officers, and directors of the Company.
(3) The potential realizable values are the results of calculations at assumed annual rates of stock price appreciation of five percent and ten percent. The SEC for illustration purposes selected these assumed rates of growth. They are not intended to forecast possible future appreciation, if any, of our stock price. No gain to the optionee is possible without an increase in stock prices, which will benefit all stockholders. Options become immediately exercisable in the event of a change-in-control as defined in the Stock Option Plan.
(4) 35,000 of Mr. Parikh's options vested on the grant date and the remainder vest on a quarterly basis over a one-year period.
(5) Mr. Christensen's options vest on a quarterly basis over a one-year period.

OPTION EXERCISES IN FISCAL 2001 AND VALUE OF OPTIONS AT DECEMBER 31, 2001

         The following table provides information as to the number and value of options during the year ending December 31, 2001 held by the following executive officers. No stock appreciation rights with respect to the shares were outstanding at such date.

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING                  VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS AT
                                                          HELD AT FISCAL YEAR-END (#)        FISCAL YEAR-END ($) (1)
                              SHARES                      ---------------------------        -----------------------
                           ACQUIRED ON       VALUE
          NAME             EXERCISE (#)   REALIZED ($)    EXERCISABLE    UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
          ----             ------------   ------------    -----------    -------------     -----------   -------------

Christopher Weiler...          4,225         $7,499          12,250           22,750          $7,963         $14,788
Jason Parikh.........              -              -          75,000           10,000         145,669          19,081
Arne Christensen.....          7,150         13,406         245,667           20,333         370,884          16,816
John Sabanosh........              -              -          68,575                0          73,818               0

---------------------

(1) Represents the difference between the fair market value of the shares subject to the options, based on the closing price of $3.40 for the shares on December 31, 2001 and the exercise prices of the options.

EMPLOYMENT AGREEMENTS

         In January 1998, On-Site and Mr. Weiler entered into an employment agreement, which is effective until January 2003. Mr. Weiler is compensated at a rate of $270,000 per year and is eligible to receive bonuses in cash or stock at the discretion of the Board of Directors based on quarterly reviews of Mr. Weiler's and On-Site's performance. The Board of Directors may terminate Mr. Weiler's employment agreement at any time with or without cause. If Mr. Weiler is terminated without cause, he will be entitled to receive a severance payment equal to twelve months base salary plus the value of his other employment benefits accrued at the time of termination. The employment agreement contains a covenant that restricts Mr. Weiler from competing with us for the term of the agreement and for a period of one year thereafter. In the event of a change in control of On-Site, Mr. Weiler has the right to exercise any of his options to acquire our common stock, including options that have not, by their terms, become exercisable prior to the date of the change in control.

         In July 1998, On-Site and Mr. Christensen entered into an employment agreement, which is effective until July 2002. The agreement is subject to renewal by the Board. Mr. Christensen is compensated at the rate of $270,000 per year. The Board of Directors may terminate Mr. Christensen's employment agreement at any time with or without cause. If Mr. Christensen is terminated without cause, he will be entitled to receive a severance payment equal to two weeks base salary plus the value of his other employment benefits accrued at the time of termination. The employment agreement contains a covenant that restricts Mr. Christensen from competing with us for the term of the agreement and for a period of one year thereafter. In the event of a change in control of On-Site, Mr. Christensen has the right to exercise any of his options to acquire our common stock, including options that have not, by their terms, become exercisable prior to the date of the change in control.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of four non-employee directors. The Compensation Committee establishes the compensation philosophy of On-Site on behalf of the Board of Directors, determines the compensation of the CEO and approves the compensation of the Company's executive officers.

         The Company seeks to attract, motivate and retain highly qualified employees, which is critical to both the short-term and long-term success of the Company. To accomplish this, the Compensation Committee has developed a compensation philosophy which seeks to reward outstanding performance and align the compensation of executive officers with the interests of stockholders. Specifically, the Compensation Committee seeks to achieve the following objectives:

         o to provide highly competitive compensation that rewards outstanding Company, business unit and individual results; and

         o to encourage executive officers to purchase and hold significant amounts of the Company's stock.

COMPONENTS OF EXECUTIVE OFFICER COMPENSATION

         Compensation of executive officers consists of base salaries, bonuses and long-term incentive compensation.

         BASE SALARIES. The first component of the Company's executive officer compensation program is cash compensation in the form of base salaries. Base salaries are determined by individual and Company performance as well as a comparison to competitive market levels for the executive's job function. The executive's base salary is subject to upward adjustment on the basis of individual and corporate performance, as well as competitive, inflationary and internal equity considerations.

         BONUSES. The second component of the Company's executive officer compensation program consists of annual performance-based bonuses. Decisions with respect to the granting of bonuses are made by the Compensation Committee. The Committee considered the Company's financial performance on an absolute level and compared to its budgeted expectations including its revenue growth, net income and earnings per share. See the Summary Compensation Table on page
11. A new bonus plan has been established for the executive team in fiscal year 2002. With the new plan, a minimum return on equity per shareholder is established at the beginning of the year. If the annual return on equity per shareholder meets or exceeds the budgeted return, the executive team is eligible for a bonus. During 2001, Mr. Parikh was issued a $27,000 performance-based bonus.

         LONG-TERM INCENTIVE COMPENSATION. The third component of the Company's executive officer compensation program is the granting of awards pursuant to the Company's 1995, 1996, 1997 and 1998 Stock Option Plans (the "Company Stock Option Plans") under which executive officers and other key employees may be granted stock options. The Company Stock Option Plans are administered by the Compensation Committee. During 2001, awards of options were made to the executive officers in order to align executive compensation with the financial performance of the Company and to increase the equity components of executive compensation to be more competitive with the Company's peer group of companies. See the Summary Compensation Table on page 11.

CHIEF EXECUTIVE OFFICER COMPENSATION.

         The Compensation Committee considered the factors discussed below in determining Mr. Weiler's 2001 compensation. The Committee considered Mr. Weiler's individual performance as well as the Company's financial performance on an absolute level and compared to its budgeted expectations including its revenue growth, net income and earnings per share. The Committee also compared Mr. Weiler's salary to individuals in the industry with similar credentials. The Compensation Committee awarded Mr. Weiler a salary increase and a bonus. See the Summary Compensation Table on page 11.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Internal Revenue Code establishes a limit on corporate income tax deductions of $1 million per year paid to any named executive officer. In designing compensation plans to meet the compensation objectives described above, the Company reserves the right to establish plans which may result in the Company's inability to deduct compensation under Section 162(m).

SUMMARY

         The Committee believes that the compensation plans for the Company's executive officers are designed to be performance-based and align the executive officers' interests with those of the Company. The Compensation Committee will continue to evaluate compensation of executive officers to ensure that it is consistent with the compensation philosophy described above and that it is in the best interests of the stockholders.

                                                   Clifford Kendall (Chairman)
                                                   Jorge R. Forgues
                                                   Michael D. Brant
                                                   Michael Meyer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year 2001 until October 2001, Mr. Weiler, our President and Chief Executive Officer, was a member of the Compensation Committee. During that time, Mr. Weiler abstained on votes pertaining to his own compensation. None of our executive officers serves as a member of the board of directors or executive compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors.

STOCK PERFORMANCE

         Set forth below is a graph comparing the cumulative total return on our common stock against the cumulative total return of the Peer Group Index and The Nasdaq Market Index for the period commencing on December 31, 1996 and ending on December 31, 2001, assuming in each case that $100 was invested on November 19, 1996 and that all dividends were reinvested. The Peer Group Index is composed of the following companies: IKON Office Solutions, Inc. and Sourcecorp Inc. (formerly FYI Inc). These companies were selected because they offer services similar to our core services. Lason, Inc is no longer included in the Peer Group Index because it was no longer publicly traded at the end of fiscal year 2001.

                     [5-YEAR CUMULATIVE TOTAL RETURN GRAPH]



        COMPANY/INDEX/MARKET           12/31/96     12/31/97      12/31/98     12/31/99     12/31/00      12/31/01
        --------------------           --------     --------      --------     --------     --------      --------

On-Site Sourcing, Inc..............      100.00       125.00         68.06        61.11        68.04        151.11
Peer Group Index...................      100.00        56.17         20.34        17.41         9.53         28.19
NASDAQ Market Index................      100.00       122.32        172.52       304.29       191.25        152.46

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There have been no transactions since January 1, 2001 to which On-Site was or is a party in which the amount exceeded or exceeds $60,000 and in which any executive officer, director or any holder that On-Site knows holds more than 5% of any class of On-Site's voting securities or any member of the immediate family or any of the foregoing persons had or will have a direct or indirect material interest.

              AUDIT COMMITTEE, AUDIT FEES AND AUDITOR INDEPENDENCE

AUDIT COMMITTEE REPORT

         The Audit Committee oversees On-Site's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of On-Site's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent accountants the accountants' independence from management and On-Site, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the accountants' independence. The Audit Committee does not believe that the rendering of these services by the independent accountants is incompatible with maintaining the independent accountants' independence.

         The Committee discussed with On-Site's independent accountants the overall scope and plans for their respective audits. The Committee met with the independent accountants, with management present, to discuss the results of their examinations, their evaluations of On-Site's internal controls, and the overall quality of On-Site's financial reporting. The Committee held three meetings during fiscal year 2001. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of On-Site's independent accountants.

                                             Jorge R. Forgues (Chairman)
                                             Clifford Kendall
                                             Denis Seynhaeve


INFORMATION REGARDING THE FEES PAID TO REZNICK FEDDER & SILVERMAN, P.C. DURING THE YEAR ENDING DECEMBER 31, 2001

         Fees billed to the Company by Reznick Fedder & Silverman, P.C. for services rendered during the fiscal year or related to the audit of the fiscal year ending December 31, 2001 financial statements were as follows:

         o   Audit Fees:                                                 $62,000

         o   Financial Information System Design and Implementation Fees:     $0

         o   All Other Fees:                                             $19,000

                                OTHER INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten-percent beneficial stockholders are required by SEC regulation to furnish to us copies of all Forms 3, 4 and 5 they file. Based solely on our review of copies of such forms we have received, we believe that all of our officers, directors and greater than ten-percent beneficial owners complied on a timely basis with all filing requirements applicable to them with respect to transactions during the year ending December 31, 2001.

STOCKHOLDER PROPOSALS

         If you want to include a proposal in the proxy statement for our 2003 Annual Meeting, send the proposal to On-Site Sourcing, Inc., Attn: Jason Parikh, Secretary, at 832 North Henry Street, Alexandria, Virginia 22314. To be eligible for inclusion in the proxy statement for our 2003 Annual Meeting, proposals of stockholders must be received not later than December 3, 2002. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of our Certificate of Incorporation and Bylaws.

         Those stockholder proposals that are not intended to be included in our proxy statement for such meeting, but that are intended to be presented by the stockholder at such Annual Meeting of stockholders, must be received not later than the close of business on February 16, 2003. The proposal must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, the class and number of shares owned by the shareholder and disclosure of any material interest the shareholder may have in the matter proposed. If a stockholder wishing to present a proposal at our 2003 Annual Meeting fails to notify us by February 16, 2003, the proxies that our management receives for the Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

                                     PROXY

                             ON-SITE SOURCING, INC.
                             832 NORTH HENRY STREET
                           ALEXANDRIA, VIRGINIA 22314

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Christopher J. Weiler and Jason Parikh, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of On-Site Sourcing, Inc. (the "Company") standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the 2002 Annual Meeting of Stockholders to be held on April 30, 2002, at 8:00 a.m. Eastern Time at 832 North Henry Street, Alexandria, Virginia 22314, or any adjournment(s) thereof.

PROPOSAL 1.  ELECTION OF EACH OF THE FOLLOWING NOMINEES TO THE BOARD OF
             DIRECTORS OF THE COMPANY:

      Christopher J. Weiler, Denis Seynhaeve, Jorge R. Forgues, Clifford Kendall, Michael D. Brant, Michael Meyer, Robert W. Pivik

/ /   FOR ALL EXCEPT AS NOTED                                                    / /      WITHHOLD FOR ALL

The undersigned may withhold authority to vote for any one or more of the nominees by lining through or otherwise striking out the name of such nominee.

PROPOSAL 2.  TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
             INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

/ /   FOR                              / /      AGAINST                          / /      ABSTAIN

            PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ABOVE

                          (Continued on reverse side)

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE LISTED NOMINEES FOR DIRECTOR, FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY LAW. If more than one of the proxies named shall be present in person or by substitution at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given.

Please return this proxy promptly, using the enclosed envelope.

                                             DATE: _____________________________

                                             ___________________________________
                                                          Signature

                                             ___________________________________
                                                          Signature

                                             Please date this proxy and sign
                                             your name(s) exactly as it
                                             appears(s) hereon. All holders of
                                             the shares covered by this proxy
                                             must sign. When signing in a
                                             fiduciary capacity, please indicate
                                             full title as such.